                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report  (Date of earliest event reported)    June 23, 1999
                                                      --------------------

                                  RMI.NET, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            001-12063                                 84-1322326
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     (Commission File Number)            (IRS Employee Identification No.)

       999 Eighteenth Street, Suite 2201                          80202
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     (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code  (303) 672-0700
                                                       -------------------

                                 Not applicable.
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           (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On June 28, 1999, the Registrant filed a Current Report on Form 8-K (the "CommerceGate Initial Report") describing the merger of CommerceGate Corporation with and into the Company. This Current Report on Form 8-K/A (the "Form 8-K/A") amends the CommerceGate Initial Report by including with this Form 8-K/A the Stock Exchange Agreement between Rocky Mountain Internet, Inc. and Roger L. Penner dated as of June 24, 1999, as required pursuant to Item
7. Roger L. Penner owns 100% of the outstanding common stock of CommerceGate Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

         (a)  Financial Statements of Businesses Acquired:

                           Not required.

         (b)  Pro Forma Financial Information:

                           Not required.

         (c)  Exhibits:

          Exhibit Number                        Description
          --------------   ----------------------------------------------------
                  10.1     Stock Exchange Agreement between Rocky Mountain
                           Internet, Inc. and Roger L. Penner dated as of
                           June 24, 1999

                  20.1     News Release dated June 14, 1999 announcing the
                           CommerceGate Merger. *


                  *        Previously filed.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Rocky Mountain Internet, Inc.
                                       -----------------------------
                                               (Registrant)

   Date: July 12, 1999                 By: /s/ CHRISTOPHER J. MELCHER
                                          ---------------------------
                                          Christopher J. Melcher
                                          Vice President, General Counsel
                                          and Corporate Secretary